UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 22, 2024
BOXLIGHT CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number 001-37564

Nevada	8211	36-4794936
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)
BOXLIGHT CORPORATION
2750 Premiere Parkway, Ste. 900
Duluth, Georgia 30097
(Address Of Principal Executive Offices) (Zip Code)
678-367-0809
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On July 22, 2024, Boxlight Corporation, a Nevada corporation (the “Company”), held its 2024 annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2024 (the “Proxy Statement”). At the Annual Meeting, there were a total of 9,792,674 votes eligible to be cast and there were shares represented a total of 5,162,143 votes present in person or by proxy, representing 52.71% of the votes eligible to be cast. The final voting results for each matter are set forth in more detail below.

1.Election of Directors.

All of the following seven nominees were elected to the Company’s board of directors, in accordance with the voting results listed below, to serve for a term of one year, until the next Annual Meeting and until their successor have been duly elected and have qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
Michael Pope	1,242,857	0	353,154	3,566,132
James Mark Elliot	1,371,753	0	224,258	3,566,132
Tiffany Kuo	769,398	0	826,613	3,566,132
Rudolph F. Crew	770,567	0	825,444	3,566,132
Dale Strang	1,052,051	0	543,960	3,566,132
R. Wayne Jackson	664,453	0	931,558	3,566,132
Charles P. Amos	861,267	0	734,744	3,566,132
2. Ratification of the Company’s Independent Auditors.

Stockholders ratified the appointment of FORVIS, LLP as the independent auditors for the fiscal year ending December 31, 2024, in accordance with the voting results below.

For	Against	Abstain	Broker Non-Votes
4,720,577	345,467	96,099	-

3. Advisory Vote on the Company’s Executive Compensation.

Stockholders approved (on an advisory basis) the Company’s executive compensation, in accordance with the voting results below.

For	Against	Abstain	Broker Non-Votes
805,792	749,823	40,396	3,566,132

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 23, 2024

BOXLIGHT CORPORATION

By:	/s/ Dale Strang
Name:	Dale Strang
Title:	Chief Executive Officer